                          Van Kampen American Capital

                                 EXCHANGE FUND


                                 ANNUAL REPORT
                               DECEMBER 31, 1997


                             [PHOTO APPEARS HERE]


          ______ A Wealth of Knowledge *A Knowledge of Wealth* ______

                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Partners........................................  1

Performance Results.......................................  3

Performance in Perspective................................  4

Portfolio of Investments..................................  5

Statement of Assets and Liabilities.......................  7

Statement of Operations...................................  8

Statement of Changes in Net Assets........................  9

Financial Highlights...................................... 10

Notes to Financial Statements............................. 11

Report of Independent  Accountants........................ 14

                              Letter to Partners

February 1, 1998

Dear Partner,

  The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

  Most Americans will benefit from the bill's

$95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

  This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

Economic Overview

  These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.

  Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

  After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

         [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL APPEARS HERE]

                                       1                   Continued on page two

Market Overview

  Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.

  But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

  Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned
30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

Outlook

  We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

  As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

  Additional details about your Fund are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,





/s/ Don G. Powell                             /s/ Dennis J. McDonnell

    Don G. Powell                                 Dennis J. McDonnell
    Chairman                                      President
    Van Kampen American Capital                   Van Kampen American Capital
    Asset Management, Inc.                        Asset Management, Inc.

          Performance Results for the Period Ended December 31, 1997

                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND

Total Returns
One-year total return/1/...........................................   19.23%
Five-year average annual total return/1/...........................   19.54%
Ten-year average annual total return/1/............................   17.77%
Life-of-Fund average annual total return/1/........................   14.54%
Commencement Date                                                    12/16/76

/1/Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all units of partnership interest at the end of the period, all at NAV.

   See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Units of partnership interest, when redeemed, may be worth more or less than their original cost.

   Market forecasts provided in this report may not necessarily come to pass.

                Putting Your Fund's Performance in Perspective

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed
  . Reflect the impact of favorable market trends or difficult market conditions
  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard and Poor's 500-Stock Index over time. As a broad-based, unmanaged statistical composite, and does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

  Growth of a Hypothetical $10,000 Investment Van Kampen American Capital Exchange Fund vs. Standard & Poor's 500-Stock Index (December 31, 1987 through December 31, 1997)

                          [LINE GRAPH APPEARS HERE.]

Fund's Total Return
1 Year Avg. Annual      = 19.23%
5 Year Avg Annual       = 19.54%
10 Year avg. Annual     = 17.77%
Inception Avg. Annual   = 14.54%

           American Capital     S&P 500 Stock
---------------------------------------------
12/31/87            $10,000           $10,000
 1/31/88            $10,477           $10,404
 2/29/88            $11,080           $10,839
 3/31/88            $10,910           $10,569
 4/30/88            $10,950           $10,669
 5/31/88            $11,120           $10,703
 6/30/88            $11,482           $11,269
 7/31/88            $11,452           $11,208
 8/31/88            $11,168           $10,776
 9/30/88            $11,318           $11,305
10/31/88            $11,657           $11,599
11/30/88            $11,496           $11,379
12/31/88            $11,881           $11,650
 1/31/89            $12,561           $12,478
 2/28/89            $12,406           $12,117
 3/31/89            $12,752           $12,474
 4/30/89            $13,408           $13,099
 5/31/89            $13,698           $13,559
 6/30/89            $13,500           $13,573
 7/31/89            $14,608           $14,772
 8/31/89            $15,058           $15,001
 9/30/89            $15,003           $15,024
10/31/89            $14,503           $14,646
11/30/89            $14,962           $14,888
12/31/89            $15,213           $15,330
 1/31/90            $14,230           $14,275
 2/28/90            $14,317           $14,397
 3/31/90            $14,819           $14,866
 4/30/90            $14,461           $14,466
 5/31/90            $16,087           $15,797
 6/30/90            $16,182           $15,797
 7/31/90            $16,443           $15,715
 8/31/90            $14,889           $14,232
 9/30/90            $14,373           $13,636
10/31/90            $14,216           $13,545
11/30/90            $15,311           $14,357
12/31/90            $15,553           $14,852
 1/31/91            $16,152           $15,469
 2/28/91            $17,547           $16,510
 3/31/91            $17,608           $17,002
 4/30/91            $17,635           $17,008
 5/31/91            $18,351           $17,664
 6/30/91            $17,388           $16,965
 7/31/91            $18,282           $17,726
 8/31/91            $18,815           $18,074
 9/30/91            $18,390           $17,871
10/31/91            $18,976           $18,083
11/30/91            $18,080           $17,289
12/31/91            $20,135           $19,358
 1/31/92            $19,953           $18,973
 2/29/92            $20,064           $19,154
 3/31/92            $19,514           $18,871
 4/30/92            $19,943           $19,937
 5/31/92            $20,180           $19,416
 6/30/92            $19,454           $19,230
 7/31/92            $20,246           $19,988
 8/31/92            $19,948           $19,508
 9/30/92            $19,876           $19,836
10/31/92            $20,312           $19,878
11/30/92            $20,788           $20,480
12/31/92            $21,015           $20,831
 1/31/93            $20,889           $20,977
 2/28/93            $21,354           $21,197
 3/31/93            $21,653           $21,738
 4/30/93            $21,766           $21,185
 5/31/93            $22,353           $21,666
 6/30/93            $21,824           $21,841
 7/31/93            $21,310           $21,724
 8/31/93            $22,512           $22,472
 9/30/93            $22,049           $22,403
10/31/93            $22,340           $22,837
11/30/93            $22,235           $22,542
12/31/93            $22,675           $22,921
 1/31/94            $23,280           $23,666
 2/28/94            $22,884           $22,955
 3/31/94            $21,869           $22,059
 4/30/94            $21,918           $22,313
 5/31/94            $22,630           $22,590
 6/30/94            $22,188           $22,153
 7/31/94            $23,103           $22,851
 8/31/94            $24,297           $23,710
 9/30/94            $23,588           $23,236
10/31/94            $23,859           $23,721
11/30/94            $23,324           $22,784
12/31/94            $23,763           $23,232
 1/31/95            $24,612           $23,796
 2/28/95            $25,721           $24,654
 3/31/95            $26,748           $25,487
 4/30/95            $27,787           $26,200
 5/31/95            $28,632           $27,151
 6/30/95            $29,913           $27,912
 7/31/95            $30,655           $28,799
 8/31/95            $30,089           $28,790
 9/30/95            $30,726           $30,123
10/31/95            $31,334           $29,973
11/30/95            $31,737           $31,204
12/31/95            $31,593           $31,931
 1/31/96            $31,826           $32,973
 2/29/96            $32,605           $33,201
 3/31/96            $33,234           $33,643
 4/30/96            $34,933           $34,095
 5/31/96            $36,056           $34,874
 6/30/96            $34,856           $35,149
 7/31/96            $33,499           $33,541
 8/31/96            $34,709           $34,172
 9/30/96            $37,759           $36,228
10/31/96            $39,589           $37,174
11/30/96            $43,393           $39,902
12/31/96            $43,032           $39,243
 1/31/97            $48,026           $41,650
 2/28/97            $45,839           $41,896
 3/31/97            $44,024           $40,302
 4/30/97            $46,114           $42,656
 5/31/97            $48,218           $45,155
 6/30/97            $49,303           $47,323
 7/31/97            $55,979           $51,020
 8/31/97            $53,328           $48,089
 9/30/97            $54,765           $50,862
10/31/97            $51,651           $49,109
11/30/97            $52,303           $51,298
12/31/97            $51,309           $52,317

______ VKAC Exchange Fund
______ Standard & Poor's 5000-Stock Index

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                           PORTFOLIO OF INVESTMENTS
                               December 31, 1997

Security                                                              Number
Description                                                           of Shares  Market Value
---------------------------------------------------------------------------------------------
COMMON STOCKS 95.0%
CONSUMER DISTRIBUTION 4.4%
Ikon Office Solutions, Inc.............................................  86,993   $ 2,446,678
Unisource Worldwide, Inc...............................................  43,496       619,818
                                                                                  -----------
                                                                                    3,066,496
                                                                                  -----------

CONSUMER DURABLES 0.9%
Dana Corp..............................................................  13,677       649,658
                                                                                  -----------

CONSUMER NON-DURABLES 5.6%
International Flavours & Fragrances, Inc...............................  49,712     2,560,168
McCormick & Co., Inc...................................................  48,259     1,351,252
                                                                                  -----------
                                                                                    3,911,420
                                                                                  -----------

CONSUMER SERVICES 0.3%
Luby's Cafeterias, Inc.................................................  13,367       234,758
                                                                                  -----------

ENERGY 14.1%
Amerada Hess Corp......................................................  21,200     1,163,350
Amoco Corp.............................................................  12,800     1,089,600
Apache Corp............................................................  11,406       399,923
Baker Hughes, Inc......................................................  25,634     1,118,283
Dresser Industries, Inc................................................  30,320     1,271,545
Kerr McGee Corp........................................................  10,900       690,106
Mobil Corp.............................................................  40,262     2,906,413
Schlumberger, Ltd......................................................  16,080     1,294,440
                                                                                  -----------
                                                                                    9,933,660
                                                                                  -----------

FINANCE 3.6%
American International Group, Inc......................................  14,823     1,612,002
Household International, Inc...........................................   7,124       908,755
                                                                                  -----------
                                                                                    2,520,757
                                                                                  -----------

HEALTHCARE 28.9%
Allegiance Corp........................................................   1,000        35,438
American Home Products Corp............................................  28,000     2,142,000
Baxter International, Inc..............................................   5,000       252,187
Johnson & Johnson, Inc.................................................  54,432     3,585,708
Merck & Co., Inc.......................................................  25,188     2,676,225

                                       5       See Notes to Financial Statements

                               December 31, 1997

Security                                                                Number
Description                                                             of Shares    Market Value
-------------------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Schering-Plough Corp...................................................   102,608    $ 6,374,522
Warner-Lambert Co......................................................    42,430      5,261,320
                                                                                     -----------
                                                                                      20,327,400
                                                                                     -----------

PRODUCER MANUFACTURING 1.4%
AlliedSignal, Inc......................................................    12,528        487,809
Fluor Corp.............................................................    12,831        479,559
                                                                                     -----------
                                                                                         967,368
                                                                                     -----------

RAW MATERIALS/PROCESSING INDUSTRIES 11.7%
Air Products & Chemicals, Inc..........................................    54,545      4,486,326
Alcan Aluminum, Ltd....................................................    10,774        297,632
Georgia Pacific Corp...................................................    18,688      1,135,296
Georgia Pacific - Timber Group (a).....................................    18,688        423,984
Louisiana-Pacific Corp.................................................    25,970        493,430
Lubrizol Corp..........................................................    37,620      1,387,237
                                                                                     -----------
                                                                                       8,223,905
                                                                                     -----------

TECHNOLOGY 24.1%
General Signal Corp....................................................    20,000        843,750
Intel Corp.............................................................   218,097     15,321,314
International Business Machines Corp...................................     7,508        785,055
                                                                                     -----------
                                                                                      16,950,119
                                                                                     -----------

TOTAL LONG-TERM INVESTMENTS 95.0%
  (Cost $7,426,632).................................................................  66,785,541
                                                                                     -----------
SHORT-TERM INVESTMENTS 5.0%
Federal National Mortgage Assn. ($1,000,000 par, yielding 5.68%, 01/16/98 maturity)      997,489
General Electric Capital Corp. ($2,515,000 par, yielding 6.70%, 01/02/98 maturity)..   2,514,064
                                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,511,553).................................................................   3,511,553
                                                                                     -----------
TOTAL INVESTMENTS 100.0%
  (Cost $10,938,185)................................................................  70,297,094
LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%..........................................     (23,101)
                                                                                     -----------
NET ASSETS 100.0%................................................................... $70,273,993
                                                                                     ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                       6       See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1997

ASSETS:
Total Investments (Cost $10,938,185)..........................................          $70,297,094
Cash..........................................................................                5,523
Receivables:
  Dividends...................................................................               75,498
  Investments Sold............................................................               19,459
Other.........................................................................              120,406
                                                                                        -----------
     Total Assets.............................................................           70,517,980
                                                                                        -----------
LIABILITIES:
Payables:
  Investment Advisory Fee.....................................................               29,697
  Fund Units Repurchased......................................................               19,483
  Affiliates..................................................................                3,100
  Income Distributions........................................................                2,805
Managing General Partners' Retirement Plan....................................              165,614
Accrued Expenses..............................................................               23,288
                                                                                        -----------
     Total Liabilities........................................................              243,987
                                                                                        -----------
NET ASSETS....................................................................          $70,273,993
                                                                                        ===========
NET ASSETS WERE COMPRISED OF:
284,518 units of limited partnership interest.................................          $69,290,862
3,541 units of non-managing general partnership interest......................              862,452
496 units of managing general partnership interest............................              120,679
                                                                                        -----------
NET ASSETS....................................................................          $70,273,993
                                                                                        ===========
NET ASSET VALUE PER UNIT
($70,273,993 divided by 288,555 units of partnership interest outstanding)....          $    243.54
                                                                                        ===========

                                       7       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1997

INVESTMENT INCOME:
Dividends.................................................  $   904,653
Interest..................................................      186,389
                                                            -----------
     Total Income.........................................    1,091,042
                                                            -----------
EXPENSES:
Investment Advisory Fee...................................      351,434
Managing General Partners' Fees and Expenses..............       72,143
Custody...................................................       16,558
Shareholder Services......................................       15,711
Legal.....................................................       10,524
Other.....................................................       60,354
                                                            -----------
     Total Expenses.......................................      526,724
                                                            -----------
NET INVESTMENT INCOME.....................................  $   564,318
                                                            ===========
REALIZED AND UNREALIZED GAIN/LOSS
Net Realized Gain.........................................  $ 5,272,722
                                                            -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.................................   53,335,307
  End of the Period.......................................   59,358,909
                                                            -----------
Net Unrealized Appreciation During the Period.............    6,023,602
                                                            -----------
NET REALIZED AND UNREALIZED GAIN..........................  $11,296,324
                                                            ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS................  $11,860,642
                                                            ===========

                                       8       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the Year Ended December 31, 1997 and 1996

                                                              Year Ended          Year Ended
                                                       December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................... $   564,318         $   457,374
Net Realized Gain...........................................   5,272,722           1,864,174
Net Unrealized Appreciation During the Period...............   6,023,602          14,427,053
                                                             -----------         -----------
Change in Net Assets from Operations........................  11,860,642          16,748,601
Distributions from Net Investment Income....................    (379,623)           (393,524)
                                                             -----------         -----------
NET CHANGE IN NET ASSETS FROM
INVESTMENT ACTIVITIES.......................................  11,481,019          16,355,077
                                                             -----------         -----------
FROM PARTNERSHIP UNIT TRANSACTIONS:
Proceeds from Units Issued Through
  Dividend Reinvestment.....................................      50,220              52,164
Cost of Units Repurchased...................................  (3,024,080)         (2,395,079)
                                                             -----------         -----------
NET CHANGE IN NET ASSETS FROM
  PARTNERSHIP UNIT TRANSACTIONS.............................  (2,973,860)         (2,342,915)
                                                             -----------         -----------
TOTAL INCREASE IN NET ASSETS................................   8,507,159          14,012,162
NET ASSETS:
Beginning of the Period.....................................  61,766,834          47,754,672
                                                             -----------         -----------
End of the Period
  (Including accumulated undistributed net investment
  income of $2,618,113 and $2,433,418, respectively)........ $70,273,993         $61,766,834
                                                             ===========         ===========
CHANGE IN PARTNERSHIP UNITS OUTSTANDING:
Units Issued Through Dividend Reinvestment..................         210                 313
Units Repurchased...........................................     (12,445)            (13,938)
                                                             -----------         -----------
  Decrease in Partnership Units Outstanding.................     (12,235)            (13,625)
                                                             ===========         ===========

                                       9       See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one unit of partnership interest outstanding throughout the periods indicated

                                                                               Year Ended December 31 (a)
                                                                 ----------------------------------------------------
                                                                      1997      1996       1995      1994      1993
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......................    $205.349   $ 151.88   $115.36   $111.32   $104.40
                                                                   --------   --------   -------   -------   -------
  Net Investment Income........................................       1.908      1.488      1.62      1.62      1.49
  Net Realized and Unrealized Gain.............................      37.561     53.261     36.18      3.70      6.71
                                                                   --------   --------   -------   -------   -------
Total from Investment Operations...............................      39.469     54.749     37.80      5.32      8.20
Less Distributions from Net Investment Income..................       1.280      1.280      1.28      1.28      1.28
                                                                   --------   --------   -------   -------   -------
Net Asset Value, End of the Period.............................    $243.538   $205.349   $151.88   $115.36   $111.32
                                                                   ========   ========   =======   =======   =======
Total Return...................................................       19.23%     36.21%    32.89%     4.82%     7.91%
Net Assets at End of the Period (In millions)..................    $   70.3   $   61.8   $  47.8   $  37.7   $  38.5
Ratio of Expenses to Average Net Assets........................         .75%       .93%      .88%      .89%      .93%
Ratio of Net Investment Income to..............................
  Average Net Assets...........................................         .80%       .87%     1.16%     1.45%     1.38%
Portfolio Turnover.............................................           0%         0%        0%        0%        0%

(a) Based on average units outstanding.

During the years ended December 31, 1997 and 1996, the Fund incurred no brokerage commissions on equity share trades. This disclosure was not required in fiscal years prior to 1996.

                                      10       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1. Significant Accounting Policies

Van Kampen American Capital Exchange Fund (the "Fund"), a California limited partnership is a partnership registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund seeks capital appreciation in a portfolio of common stock. The Fund commenced investment operations on December 16, 1976.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and ask price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized.

                               December 31, 1997

D. FEDERAL INCOME TAXES-The Fund has met the qualifications to be classified as a partnership for federal income tax purposes and intends to maintain this qualification in the future. A partnership is not subject to federal income tax.

  At December 31, 1997, for federal income tax purposes the cost of long- and short-term investments is $6,587,400; the aggregate gross unrealized appreciation is $63,709,694 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of$63,709,694.

E. DISTRIBUTION OF INCOME AND GAINS-Quarterly distributions to partners are recorded on the record date. Net investment income is allocated daily to each partner, relative to the total number of units held. Capital gains or losses will be allocated equally among units outstanding on the day recognized.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly of .50% based on the average daily net assets of the Fund.

  For the year ended December 31, 1997, the Fund recognized expenses of approximately $15,300 representing Van Kampen American Capital, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $15,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Managing general partners of the Fund who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $5,000 plus a fee of $750 per Board meeting attended.

  The Partners of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Managing General Partners not affiliated with the Adviser, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Managing General Partners with more than five but less than ten years service at retirement will receive a prorated reduced benefit. Under the Plan, for the Managing General Partners retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

                               December 31, 1997

  At the Annual Meeting of Partners held on December 18, 1997, eight new Managing General Partners were elected to replace the four Managing General Partners that resigned, with the effective date of their resignation being December 31, 1997. In connection with their resignation from services as Managing General Partners of the Fund, each resigning Managing General Partner will receive the vested portion of their retirement benefits under the Fund's retirement plan. In addition, in recognition of their years of service, VKAC will pay each resigning Managing General Partner an amount equal to the non-vested portion of their retirement benefits. These retirement benefits are being paid in lieu of receiving benefit payments over a ten-year period and will not be paid to a resigning Managing General Partner who is an affiliated person of the Adviser.

  At December 31, 1997, the Adviser and Van Kampen American Capital Exchange Corp., as non-managing general partners of the Fund, owned 354 and 3,180 units of partnership interest, respectively.

3. PARTNERSHIP UNIT TRANSACTIONS

  Partners of the Fund may redeem units at any time. The net asset value of units redeemed, other than redemptions under a systematic withdrawal plan, may be paid in cash or securities, at the option of the Fund, and will ordinarily be paid in whole or in part in securities. The Fund's valuation will determine the quantity of securities tendered. The Fund will select securities for tender in redemptions based on tax or investment considerations.

4. INVESTMENT TRANSACTIONS

  During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $-0- and $5,498,482, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

THE PARTNERS OF VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND (A CALIFORNIA LIMITED PARTNERSHIP):

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Exchange Fund (a California Limited Partnership), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and by application of alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Exchange Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Chicago, Illinois
February 4, 1998

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VAKC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value
INTERNATIONAL /GLOBAL
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  VKAC Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS International Magnum
  MS Latin American
FIXED-INCOME FUNDS
INCOME
  VKAC Corporate Bond
  MS Global Fixed Income
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income
TAX EXEMPT INCOME
  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term
     Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income
CAPITAL PRESERVATION
  VKAC Limited Maturity Government
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:
 .    visit our web site at WWW.VKAC.COM- to view prospectuses, select Investorso
Place, then Download a Prospectus
 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central Time
(Telecommunications Device for the Deaf users, call 1-800-421-2833)
 .    e-mail us by visiting WWW.VKAC.COM and selecting Investorso Place

                           RESULTS OF PARTNER VOTES

  The Annual Meeting of Partners of the Fund was held on December 18, 1997, where partners voted on the election of managing general partners whose terms expired in 1997 and independent public accountants.

  1) With regard to the election of the following managing general partners by the partners of the Fund:

                                                     # of Units
                                            ----------------------------
                                            In Favor            Withheld
------------------------------------------------------------------------
David C. Arch                               169,988                0
Rod Dammeyer                                169,988                0
Howard J Kerr                               169,988                0
Dennis J. McDonnell                         169,988                0
Steven Muller                               169,988                0
Theodore A. Myers                           169,988                0
Hugo F. Sonnenschein                        169,988                0
Wayne W. Whalen                             169,988                0

  2) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 169,988 units voted for the proposal, 0 units voted against and 0 units abstained.

                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
                      (A California Limited Partnership)


Managing General Partners

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*-CHAIRMAN
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

Officers

DON G. POWELL*
 Chairman and Chief Executive Officer
DENNIS J. MCDONNELL*
 Executive Vice President
ALAN T. SACHTLEBEN*
 Chief Investment Officer
EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer
CURTIS W. MORELL*
 Vice President and Chief Accounting Officer
PETER W. HEGEL*
RONALD A. NYBERG*
 Vice Presidents
JOHN L. SULLIVAN*
 Treasurer
TANYA M. LODEN*
 Financial Officer

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Shareholder Service Agent

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

Non-Managing General Partners

VAN KAMPEN AMERICAN CAPITAL
EXCHANGE CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Independent Accountants

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

Legal Counsel

SULLIVAN & WORCESTER LLP
1025 Connecticut Ave., NW
Washington, DC 20036



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

/SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.

                                                Bulk Rate
                                              U.S. Postage
                                                  PAID
                                               VAN KAMPEN
                                            AMERICAN CAPITAL

                Van Kampen American Capital Distributors, Inc.
                One Parkview Plaza
                Oakbrook Terrace, Illinois 60181